Registration No. 333- ________
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           ---------------------------

                             NATIONSBANK CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

         NORTH CAROLINA                                  56-0906609
    (State or Other Jurisdiction                     (I.R.S. Employer
 of Incorporation or Organization)                   Identification No.)

 NATIONSBANK CORPORATE CENTER                         28255
        100 NORTH TRYON STREET                      (Zip Code)
     CHARLOTTE, NORTH CAROLINA
(Address of Principal Executive Offices)

                          -----------------------------

                     NATIONSBANK CORPORATION 1996 ASSOCIATES
                             STOCK OPTION AWARD PLAN
                            (Full Title of the Plan)
                         ------------------------------

                              PAUL J. POLKING, ESQ.
                                 GENERAL COUNSEL
                             NATIONSBANK CORPORATION
                          NATIONSBANK CORPORATE CENTER
                             100 NORTH TRYON STREET
                         CHARLOTTE, NORTH CAROLINA 28255
                     (Name and Address of Agent for Service)

                                 (704) 386-5000
          (Telephone Number, Including Area Code, of Agent for Service)
                               -------------------

                         CALCULATION OF REGISTRATION FEE

                                                      PROPOSED                PROPOSED
                                                       MAXIMUM                MAXIMUM
                                AMOUNT                OFFERING               AGGREGATE               AMOUNT OF
  TITLE OF SECURITIES            TO BE                  PRICE                 OFFERING             REGISTRATION
   TO BE REGISTERED          REGISTERED             PER UNIT (1)              PRICE(1)                  FEE

COMMON STOCK             4,000,000 SHARES       $106.0625                $424,250,000            $128,561


(1) DETERMINED ON THE BASIS OF THE AVERAGE OF THE HIGH AND LOW PRICES OF THE COMMON STOCK REPORTED ON THE NEW YORK STOCK EXCHANGE COMPOSITE TRANSACTIONS LIST ON JANUARY 27, 1997 IN ACCORDANCE WITH RULE 457(C) UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), SOLELY FOR THE PURPOSE OF CALCULATING THE REGISTRATION FEE PURSUANT TO RULE 457(H) UNDER THE SECURITIES ACT.

                      STATEMENT UNDER GENERAL INSTRUCTION E
                      REGISTRATION OF ADDITIONAL SECURITIES

         Pursuant to General Instruction E to Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of additional securities of the same class as securities for which a Registration Statement on Form S-8 relating to the same employee benefit plan is effective, the Registrant hereby incorporates by this reference herein the contents of its earlier Registration Statement on Form S-8 (Registration No. 333-07105) and hereby deems such contents to be a part hereof, except as otherwise updated or modified by this Registration Statement.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents, which have been heretofore filed by the Registrant with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference herein:

                  (a) The Registrant's Annual Report on Form 10-K for the year ended December 31, 1995;

                  (b) The Registrant's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1996, June 30, 1996 and September 30, 1996 and Current Reports on Form 8-K filed January 12, 1996, February 1, 1996, March 8, 1996, April 17, 1996, May 16, 1996, July 5, 1996, July 31, 1996, September 6, 1996 (as
amended by Form 8-K/A-1 filed September 11, 1996 and by Form 8-K/A-2 filed November 13, 1996), September 20, 1996 (as amended by Form 8-K/A-1 filed September 23, 1996), October 25, 1996, November 14, 1996, December 4, 1996, two reports filed December 17, 1996 and January 16, 1997; and

                  (c) The description of the Registrant's Common Stock contained in its registration statement filed pursuant to Section 12 of the Exchange Act, and any amendment or report filed for the purpose of updating such description, including the Registrant's Current Report on Form 8-K filed January 16, 1997.

         All documents filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the effectiveness of this Registration Statement and prior to the filing of a post-effective amendment hereto that either indicates that all securities offered hereby have been sold or deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

         The Registrant will provide without charge to each person to whom a Prospectus constituting a part of this Registration Statement is delivered, on the written or oral request of any such person, a copy of any or all of the documents incorporated herein by reference (other than exhibits to such documents which are not specifically incorporated by reference in such documents). Written requests for such copies should be directed to Charles J. Cooley, Principal Corporate Personnel Officer, NationsBank Corporation, NationsBank Corporate Center, 100 North Tryon Street, Charlotte, North Carolina 28255. Telephone requests may be directed to (704) 386-5000.

ITEM 8.  EXHIBITS.

         The following exhibits are filed with or incorporated by reference in this Registration Statement.

EXHIBIT NO.    DESCRIPTION OF EXHIBIT

    5.1        Opinion of Charles M. Berger, Esq., Associate General
               Counsel of the Registrant, as to the legality of the securities being registered.

    23.1       Consent of Price Waterhouse LLP.

    23.2 Consent of Charles M. Berger, Esq., Associate General Counsel of the Registrant (included in Exhibit 5.1).

    24.1       Power of Attorney and Certified Resolutions.

    99.1 Amendment to NationsBank Corporation 1996 Associates Stock Option Award Plan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on January 31, 1997.

                             NATIONSBANK CORPORATION



                                  By:             *
                                           -----------------------
                                           Hugh L. McColl, Jr.
                                           Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


         Signature                        Title                        Date

          *
--------------------------    Chief Executive Officer and Director January 31, 1997
Hugh L. McColl, Jr.           (Principal Executive Officer)

          *
--------------------------    Vice Chairman and                   January 31, 1997
James H. Hance, Jr.           Chief Financial Officer
                              (Principal Financial Officer)


         *                    Executive Vice President and        January 31, 1997
--------------------------    Chief Accounting Officer
Marc D. Oken                  (Principal Accounting Officer)


         *                    Chairman of the Board               January 31, 1997
--------------------------    and Director
Andrew B. Craig, III

         *
--------------------------    Director                            January 31, 1997
Ronald W. Allen

         *
--------------------------    Director                            January 31, 1997
Ray C. Anderson

         *
-----------------------       Director                            January 31, 1997
William M. Barnhardt


                                       II-3

         *
--------------------------    Director                            January 31, 1997
B. A. Bridgewater, Jr.

         *
--------------------------    Director                            January 31, 1997
Thomas E. Capps

         *
--------------------------    Director                            January 31, 1997
Charles W. Coker

         *
--------------------------    Director                            January 31, 1997
Thomas G. Cousins

         *
--------------------------    Director                            January 31, 1997
Alan T. Dickson

         *
--------------------------    Director                            January 31, 1997
W. Frank Dowd, Jr.

         *
--------------------------    Director                            January 31, 1997
Paul Fulton

         *
--------------------------    Director                            January 31, 1997
Timothy L. Guzzle

         *
--------------------------    Director                            January 31, 1997
C. Ray Holman

         *
--------------------------    Director                            January 31, 1997
W. W. Johnson

         *
--------------------------    Director                            January 31, 1997
Russell W. Meyer, Jr.

         *
--------------------------    Director                            January 31, 1997
John J. Murphy

         *
--------------------------    Director                            January 31, 1997
Richard B. Priory


                                             II-4


          *
--------------------------    Director                            January 31, 1997
John C. Slane

          *
--------------------------    Director                            January 31, 1997
O. Temple Sloan, Jr.

          *
--------------------------    Director                            January 31, 1997
John W. Snow

          *
--------------------------    Director                            January 31, 1997
Meredith R. Spangler

          *
--------------------------    Director                            January 31, 1997
Robert H. Spilman

          *
--------------------------    Director                            January 31, 1997
Albert E. Suter

           *
--------------------------    Director                            January 31, 1997
Ronald Townsend

           *
--------------------------    Director                            January 31, 1997
E. Craig Wall, Jr.

           *
--------------------------    Director                            January 31, 1997
Jackie M. Ward

           *
--------------------------    Director                            January 31, 1997
Virgil R. Williams



*By: /s/ Charles M. Berger
     ___________________________
         Charles M. Berger
         Attorney-in-Fact

                                INDEX TO EXHIBITS



EXHIBIT NO. DESCRIPTION OF EXHIBIT

    5.1 Opinion of Charles M. Berger, Esq., Associate General Counsel of the Registrant, as to the legality of the securities being registered.

    23.1       Consent of Price Waterhouse LLP.

    23.2 Consent of Charles M. Berger, Esq., Associate General Counsel of the Registrant (included in Exhibit 5.1).

    24.1       Power of Attorney and Certified Resolutions.

    99.1 Amendment to NationsBank Corporation 1996 Associates Stock Option Award Plan.